UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2023

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Shoreline Drive, Suite 500, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 30, 2023, the Rezolute, Inc. (the “Company”) Board of Directors (the “Board”) approved an Amended and Restated Code of Business Conduct and Ethics in its entirety (the “Code”). The Code supersedes the Company’s Code of Business Conduct and Ethics previously adopted by the Board (the “Prior Code”). The Code was approved and adopted by the Board as part of its ordinary course recurrent review of the Company’s codes and policies.

The Code applies to all officers, employees and non-employee Directors of the Company and its subsidiaries, and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K. The Code sets forth guiding principles of business ethics and certain legal requirements, including, but not limited to, the Company’s policies with respect to insider trading, conflicts of interest, competition and fair dealing, discrimination and harassment, health and safety, and compliance with laws. The Code also provides that, for conduct involving an executive officer or Director of the Company, only the Board has the authority to waive a provision of the Code.

The purpose of amending and restating the Prior Code was to improve its readability and clarify certain areas of importance, including with respect to compliance with laws, accounting and auditing matters, conflicts of interest, insider trading, confidentiality obligations and reporting of Code violations. The adoption of the Code did not relate to or result in any waiver, whether explicit or implicit, of any provision of the Prior Code.

The foregoing summary of the Code is not intended to be exhaustive and is qualified in its entirety by reference to the Code, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05. The Company has posted a copy of the Code on its website, https://www.rezolute.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
14.1	Rezolute, Inc. Code of Ethics, as amended and restated as of May 30, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: June 2, 2023	By:	/s/ Nevan Charles Elam
Nevan Charles Elam
Chief Executive Officer